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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

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                                       FORM 8-K

                                    CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): December 22, 1998
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                                CARDIAC SCIENCE, INC.
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                  (Exact Name of Registrant as Specified in Charter)

                                      Delaware
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                   State or Other Jurisdiction of Incorporation)



      0-19567                                               33-0465681
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(Commission File No.)                          (IRS Employer Identification No.)


1176 Main Street, Suite C, Irvine, CA                         92614
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:   (949) 587-0357
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(Former Name or Former Address, if Changed Since Last Report.)


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ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     On December 22, 1998, Cardiac Science, Inc. (the "Corporation") sold 750,000 shares of the Corporation's common stock, par value $0.001 per share (the "Common Stock"), and three-year warrants to purchase 187,500 shares of Common Stock at $2.50 per share, for an aggregate purchase price of $1,500,000, to a foreign investor in an offshore transaction pursuant to Regulation S promulgated under the Securities Act of 1933, as amended. In connection with the offering, the Corporation is obligated to pay a finder a fee equal to ten percent of the gross proceeds of the sale, payable in cash or Common Stock, and three-year warrants to purchase 75,000 shares of Common Stock at $2.20 per share.




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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   CARDIAC SCIENCE, INC.



                                   By:  /s/ Raymond W. Cohen
                                      -----------------------------------------
                                        Raymond W. Cohen, President and
                                        Chief Executive Officer

Date:  January 4, 1999


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